EXHIBIT 99.2

Merger Between

United Bankshares, Inc.

Centra Financial Holdings, Inc.

Investor Presentation

December 16, 2010

BANKSHARES, INC.

This presentation may contain forward-looking statements about United Bankshares, Inc., which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of United including statements preceded by, followed by or that include the words “believes,” “expects,” “anticipates” or similar expressions. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements.
Factors that might cause such a difference include, but are not limited to:
(1) competitive pressures among depository institutions increase significantly;
(2) changes in interest rate environment reduce interest margins;
(3) prepayment speeds, loan  sale volumes, charge-offs and loan loss provisions;
(4) general economic conditions, either national or in the states in which United does business, are less favorable than expected;
(5) legislative or regulatory changes adversely affect the businesses in which United is engaged;
(6) changes in the securities markets.
Further information on other factors, which could affect the financial results of United, are included in
United’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at www.sec.gov and/or from United.

Transaction Summary
A strategic acquisition of a high performance, in-market community bank in West Virginia
$1.4B in assets, 15 offices and one loan origination office
Historically strong operator with better than peer credit metrics
- MRQ ROAA of 0.75% and NPAs/Assets of 2.04%
- Maintained profitability throughout the credit cycle
Enhances footprint in MD and WV, and provides entry to PA
#1 Pro Forma market share in Morgantown, WV
#5 Pro Forma market share in Hagerstown/Martinsburg, MD/WV
Entry into Pittsburgh, PA MSA
Financially attractive
UBSI to remain substantially above well-capitalized levels
Meaningfully accretive to first full year EPS
Provides IRR in excess of UBSI cost of capital (mid-teens)
Accretive to TBV at closing
Market Share Data as of June 30, 2010 Source: SNL Financial

100% stock transaction for the common shares
of Centra with a fixed exchange ratio of 0.7676x
(~6.5 mm shares issued) – Centra options to be
cashed out at $21.00
Transaction Overview
Transaction Value:¹
Price Per Share¹:
Board Composition:
Due Diligence:
Required Approval:
Termination Fee:
Anticipated Closing:
$186.9 mm
$21.00
Two seats offered to Centra at Holding Company;
Three Centra members to be appointed to United
Bank’s Board of Directors
Completed
Centra shareholders and customary regulatory
$7.5 mm
Early Q3 2011
Consideration:
¹Based on 8,446,290 Centra common shares outstanding, 1,215,566 Centra options outstanding and UBSI stock price of $27.36 on December 10, 2010 (the day the exchange ratio was agreed upon).

Enhances UBSI’s Mid-Atlantic Franchise
UBSI
Centra
WV
VA
MD
PA
OH
Source: SNL Financial; deposit figures as of June 30, 2010
Centra Stand Alone Deposits Mkt. Share
MSA Rank Branches ($000) (%)
Morgantown, WV 2 5 506,360 22.6
Pittsburgh, PA 21 4 340,991 0.5
Hagerstown-Martinsburg, MD-WV 5 7 328,521 10.2
Charleston
Columbus
Morgantown
Pittsburgh
Washington DC
Martinsburg
Hagerstown

Enhanced Position as a Market Leader
Source: SNL Financial
Deposit data as of June 30, 2010
Morgantown, WV June 30, 2010
Deposits Dep. Mkt. Shr.
Rank Name Branches ($000) (%)
Pro Forma 9 690,654 30.8
1 BB&T Corp. (NC) 8 509,377 22.7
2 Centra Financial Holdings Inc. (WV) 5 506,360 22.6
3 Huntington Bancshares Inc. (OH) 5 390,355 17.4
4 State Bancorp Inc. (WV) 10 323,130 14.4
5 WesBanco Inc. (WV) 8 205,825 9.2
6 United Bankshares Inc. (WV) 4 184,294 8.2
7 First United Corp. (MD) 3 71,549 3.2
8 Heritage Bancshares Inc. (WV) 2 27,002 1.2
9 Morgantown Bancshares Inc. (WV) 1 20,326 0.9
10 PNC Financial Services Group (PA) 1 2,515 0.1
Hagerstown-Martinsburg, MD-WV June 30, 2010
Deposits Dep. Mkt. Shr.
Rank Name Branches ($000) (%)
1 Susquehanna Bancshares Inc. (PA) 13 594,665 18.4
2 Fulton Financial Corp. (PA) 11 433,430 13.4
3 M&T Bank Corp. (NY) 11 353,729 11.0
4 BB&T Corp. (NC) 6 353,284 11.0
Pro Forma 8 334,852 10.4
5 Centra Financial Holdings Inc. (WV) 7 328,521 10.2
6 CNB Financial Services Inc. (WV) 6 248,484 7.7
7 First United Corp. (MD) 8 222,860 6.9
8 PNC Financial Services Group (PA) 5 143,648 4.5
9 City Holding Co. (WV) 5 135,268 4.2
10 Banco Santander SA 4 105,618 3.3
19 United Bankshares Inc. (WV) 1 6,331 0.2
Fayette County, PA June 30, 2010
Deposits Dep. Mkt. Shr.
Rank Name Branches ($000) (%)
1 PNC Financial Services Group (PA) 14 680,428 35.4
2 Centra Financial Holdings Inc. (WV) 4 340,991 17.7
3 First FS&LA of Greene County (PA) 1 248,850 12.9
4 F.N.B. Corp. (PA) 5 191,405 10.0
5 Parkvale Financial Corp. (PA) 5 169,587 8.8
6 First Niagara Finl Group (NY) 3 153,056 8.0
7 Scottdale Bank & Trust Company (PA) 2 74,643 3.9
8 FedFirst Financial Corp. (PA) 2 36,582 1.9
9 CF Financial Corp. (MHC) (PA) 1 27,745 1.4
10 Woodforest Financial Group (TX) 1 1,208 0.1
Pro Forma 4 340,991 17.7

Market Overviews
Morgantown
Strong and sustainable economic growth driven by West Virginia University, one of the largest employers in the state
Stable education and healthcare industries contribute to one of the lowest unemployment rates in the country, and the lowest in WV (5.7% as of
September 2010, SNL Financial)
Positive demographic trends, including a well-educated workforce
Economic growth projected to remain well ahead of both state and national growth (Moody’s Analytics, July 2010)
Ranked as #10 in “Best Small Cities for Business and Careers” (Forbes,
September 2010)
Hagerstown/Martinsburg
Growth prospects of Hagerstown-Martinsburg, MD-WV MSA (8.40%
projected population growth rate from 2010 - 2015 more than double the U.S.
projection of 3.41%¹)
Strategically positioned as a meeting point in the Mid-Atlantic, this area intersects major highways I-70, I-68 and I-81, making it a center for transportation, manufacturing and distribution industries
Fayette County, PA (Pittsburgh MSA)
Stable low-cost funding base
¹Source: SNL Financial; ESRI

Centra Historical Financial Performance
Centra’s proven track record of growth and profitability will complement UBSI’s existing operation
Source: SNL Financial, company documents
For the Fiscal Year Ended YTD
2007 2008 2009 9/30/2010
Balance Sheet
Total Assets 1,085,187 1,213,557 1,292,557 1,410,801
Net Loans (Incl. HFS) 864,505 1,010,806 1,007,435 1,018,858
Deposits 943,934 1,012,393 1,114,346 1,207,838
Gross Loans Held for Inv. / Deposits 93% 101% 92% 85%
Capital
Total Equity 87,920 95,242 105,144 135,071
Tangible Equity 71,185 78,945 89,587 120,069
TCE/TA 6.66% 6.59% 7.02% 8.60%
Tier 1 Capital Ratio 11.00% 10.10% 10.92% 13.58%
Total Capital Ratio 12.24% 11.36% 12.17% 14.84%
Profitability
Net Income 5,327 6,570 7,094 7,001
ROAA 0.54% 0.57% 0.65% 0.69%
ROAE 8.2% 7.2% 7.7% 7.3%
Net Interest Margin 3.77% 3.81% 3.82% 3.58%
Efficiency Ratio 68.7% 67.1% 63.2% 65.9%
Asset Quality
Reserves / Gross Loans Held for Inv. 1.54% 1.60% 1.76% 1.77%
NPAs / Assets 0.41% 0.57% 1.10% 2.04%
NCOs / Average Loans (0.01%) 0.24% 0.39% 0.34%

Centra Historical Financial Performance
In addition to growth and profitability, Centra has a history of strong credit quality
NPAs / Assets Loan & Deposit Composition²
Loans
Deposits
1
Mean value for nationwide publicly-traded commercial banks with assets between $1bn - $2bn
² Data sourced from regulatory documents
Source: SNL Financial, company documents
1.10%
0.57%
0.41%
0.15%
0.05%
1.50%
2.04%
2.20%
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
5.0%
2005 2006 2007 2008 2009 Q1
2010
Q2
2010
Q3
2010
Centra Nationwide¹
C&D
16%
1-4 Family
30%
Multi -fam.
6%
CRE
31%
C&I
13%
Cons.
2%
Other
2%
NOW
4%
MMDAs &
Sav.
50%
Retail CDs
19%
Jumbo CDs
20%
Demand
7%

Detailed Due Diligence Process
Comprehensive review of all operations and business lines
Cost savings of 25%
–
Additional cost savings and revenue synergies identified but not assumed
Extensive credit review
Top 100 largest relationships and total credit exposure
80% of criticized loans
80% of all substandard loans
All nonperforming assets and OREO greater than $250,000
Assumes a $40 million credit mark, more than double Centra’s current reserve
Source: SNL Financial

Pricing Metrics
$21.00 Deal Price Per Share¹:
$186.9 million Aggregate Transaction Value¹:
131% Price/Book Value
147% Price/Tangible Book Value
6.9% Core Deposit Premium
17.5x Price/MRQ Net Income Annualized
¹Based on 8,446,290 Centra common shares outstanding, 1,215,566 Centra options outstanding and UBSI stock price of $27.36 on December 10, 2010 (the day the exchange ratio was agreed upon).

UBSI - Efficient Integration History
UBSI is an experienced acquirer and integrator of banking
franchises
14 transactions completed since 1990 representing more than $900 million in aggregate purchase value
27 transactions completed since 1982
Proven ability to extract cost savings
Source: SNL Financial
Deal Deal
Annc. Value Annc. Value
Seller ST Date ($mm) Seller ST Date ($mm)
Premier Community Bankshares, Inc. VA 1/29/2007 200.1 First Commercial Bank VA 3/7/1995 10.9
Sequoia Bancshares, Inc. MD 4/7/2003 112.2 CB&T Westover Bank WV 4/2/1993 8.3
Century Bancshares Incorporated DC 6/14/2001 70.2 Financial Future Corporation WV 10/29/1992 17.5
Fed One Bancorp, Inc. WV 2/18/1998 92.2 Summit Holding Corporation WV 10/21/1991 22.0
George Mason Bankshares, Inc. VA 9/11/1997 208.4 Liberty Bancshares, Inc. WV 10/10/1991 12.0
First Patriot Bankshares Corporation VA 2/19/1997 39.1 First National Bank of Weirton WV 1/30/1990 4.0
Eagle Bancorp, Inc. WV 8/21/1995 93.4 Bank First, NA VA 12/8/1989 10.0

Pro Forma Financial Impact of Transaction¹
¹Projections are based on managements internal projections
Assumptions:
Cost savings of 25%, phased in 25% in 2011 and 100% in 2012 - no revenue synergies assumed
One-time merger expenses of approximately $15 mm
CDI of approximately $24 mm, amortized sum-of-the years digits over
8 years; goodwill of approximately $80 mm
Earnings Impact:
Accretive to 2012 EPS
Capital Position:
Accretive to TBV
Pro Forma capital position will remain substantially above regulatory well-capitalized guidelines

UBSI Continues to be a Compelling Investment
2010 will mark the 37 consecutive year of dividend increases to shareholders - one of only two major banking companies in the US to achieve this record
Ranked 50 largest bank holding company based on market
capitalization
Ranked the 30 top performing banking company in the
nation by the ABA Banking Journal based on return on
average total equity
Ranked 31 out of the 150 largest U.S. bank holding
companies by Bank Director Magazine based on profitability,
capital adequacy and asset quality
Member of the S&P Small Cap 600, Russell 2000 and Dow
Jones Dividend Select Indexes
th
th
th
st

Acquisition of a high performing, in-market competitor
Enhances footprint in MD and WV, and provides entry to PA
Financially attractive
Meaningfully accretive to first full year EPS (excluding transaction costs)
Provides IRR in excess of UBSI cost of capital
Accretive to TBV
Thorough due diligence and achievable cost savings
assumptions
Opportunity to enhance profitability by bringing UBSI’s proven track record of operating efficiency to Centra and by bringing additional business lines to Centra’s existing product mix
Ability to leverage existing UBSI infrastructure
Summary